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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 20, 2006


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                Georgia                                88-0429044
          --------------------                    --------------------
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)             Identification Number)

                                    00028704
                                  ------------
                            (Commission File Number)


              35193 Avenue "A", Suite-C, Yucaipa, California 92399
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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5.02    Election of Directors; Appointment of Officers

        A) On March 20, 2006, Ingen Technologies, Inc. announced the election of Scott Sand, Christopher Wirth, Curt Mediema, Yong Sin Khoo, Stephen O'Hara, MD, and John Finazzo, MD, to the company's Board of Directors. All directors will serve until the next regularly scheduled annual shareholders' meeting in March of 2007.

        Dr. Finazzo is a new board member. He is 41 years old. His bio follows:

        Education:

    o B.A. University of California, Riverside, 1986 (Phi Beta Kappa), Bio-Medical Sciences

    o   M.D. University of California, Los Angeles, 1989

    o   Resident in Surgery, UCLA, 1991

    o Resident Otolaryngology - Head and Neck Surgery New York State University, Health Science Center Brooklyn, 1995


Credentials:

    o   Board Certified, American Board of Otolaryngology, 1996

    o   Surgical Staff, Desert Regional Medical Center, 1995 to Present

    o   Surgical Staff, Eisenhower Medical Center, 1995 to Present

    o   Section Chief - Division of Otolaryngology, Eisenhower Medical Center

    o   Surgical Staff, John F. Kennedy Medical Center, 1996 to Present


Experience:

Dr. Finazzo graduated from UCLA School of Medicine in 1989. He completed a two-year Surgical Internship at UCLA Center for Health Science in 1991. He then completed residency in Otolaryngology - Head and Neck Surgery at the State University of New York Health Science Center, Brooklyn in 1995. He is Board Certified in Otolaryngology.

Dr. Finazzo has been in private practice in the Palm Springs area for eight years. He resides in Palm Springs with his wife of 15 years. He is active in clinical research for the treatment of acute sinusitis.

        B) On March 20, 2006, the Ingen Technologies, Inc. Board of Directors re-appointed Scott Sand to serve as Chief Executive Officer and Chairman and Tom Neavitt to serve as Secretary and Chief Financial Officer.

        C) The press release, mentioned above, is included herewith as an Exhibit.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 2006              Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


      EXHIBIT NO.              DESCRIPTION

         99.1         Press Release of March 20, 2006.


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